EXHIBIT 25.1

UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                    Statement of eligibility under the Trust
                     Indenture Act of 1939 of a corporation
                          designated to act as trustee

             _ X _ Check if an application to determine eligibility
                   of a trustee pursuant to section 305(b)(2)

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
               (Exact name of trustee as specified in its charter)


300 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA 90071                              13-3347003
(Address of principal executive offices)                   (I.R.S. Employer
                                                            Identification No.)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                   13-3416059
(State or other jurisdiction of                            (I.R.S. Employer
Incorporation or organization)                             Identification No.)

                                250 VESEY STREET
                             WORLD FINANCIAL CENTER
                             NORTH TOWER 10th FLOOR
                          NEW YORK, NEW YORK 10281-1310
                    (Address of principal executive offices)

            US $1,000,000,000 MERRILL LYNCH MORTGAGE INVESTORS, INC.
                             ASSET BACKED SECURITIES
                       (Title of the indenture securities)

Item 1.           General Information.

Furnish the following information as to the trustee:

Name and address of each examining or supervising authority to which it is subject.

      NAME                                  ADDRESS
      Office of the Comptroller             1114 Avenue of the Americas,
      of the Currency                       Suite 3900
                                            New York, New York 10036

(b)      Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.           Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.          List of Exhibits

EXHIBIT 1 -

         Articles of Association as amended on July 29, 1994. (Hereby incorporated herein by reference as Exhibit 1 to the Form T-1 filed with Amendment No. 1 to Delta Funding Corp's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on August 5, 1996 under Commission File Number 333-3418.)

EXHIBIT 2 -

         Certificate of the Comptroller of the Currency dated October 10, 1997.

EXHIBIT 3 -

         Certification of Fiduciary Powers dated October 29, 1997.

EXHIBIT 4 -

          Existing By-Laws of Bankers Trust Company of California, N.A. as amended dated April 19, 1996. (Hereby incorporated herein by reference as Exhibit 1 to the Form T-1 filed with Amendment No. 1 to Delta Funding Corp's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on August 5, 1996 under Commission File Number

333-3418.)

EXHIBIT 5 -

         Not Applicable.

EXHIBIT 6 -

         Consent of Bankers Trust Company of California, N.A. required by
Section 321 (b) of the Act.

EXHIBIT 7 -

         Reports of Condition of Bankers Trust Company of California, N.A., dated as of June 30, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company of California, N.A., a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Irvine, and State of California, on the 25th day of November, 1997.

                                Bankers Trust Company of California, N.A.
                                By:
                                Judy L. Gomez
                                Assistant Vice President
 .
 .
 .

                                                         :
                                                         .

                                    EXHIBIT 6

                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Merrill Lynch Mortgage Investors, Inc. US $1,000,000,000 Merrill Lynch Mortgage Investors, Inc. Asset Backed Securities we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

Dated:   November 25, 1997
                                Bankers Trust Company of California, N.A.
                                By:
                                Judy L. Gomez
                                Assistant Vice President

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company of California, N.A., a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Irvine, and State of California, on the 25th day of November, 1997.

                                Bankers Trust Company of California, N.A.
                                By: /s/ Judy L. Gomez
                                Judy L. Gomez
                                Assistant Vice President

                                    EXHIBIT 6


                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Merrill Lynch Mortgage Investors, Inc. US $1,000,000,000 Merrill Lynch Mortgage Investors, Inc. Asset Backed Securities we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

Dated:   November 25, 1997
                                Bankers Trust Company of California, N.A.
                                By: /s/ Judy L. Gomez
                                Judy L. Gomez
                                Assistant Vice President

                                    Exhibit 2

         Comptroller of the Currency
         Administrator of National Banks

         Washington, D.C. 20219

                                   CERTIFICATE

            I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. l, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise Fiduciary Powers on the date of this Certificate.

                                                     IN TESTIMONY WHEREOF, I
                                                     have hereunto subscribed my
                                                     name and caused my seal of
                                                     office to be affixed to
                                                     these presents at the
                                                     Treasury Department in the
                                                     City of Washington and
                                                     District of Columbia, this
                                                     10th day of October, 1997.



                                                     -----------------
                                                     Comptroller of the Currency

                                    Exhibit 7

         Comptroller of the Currency
         Administrator of National Banks

         Washington, D.C. 20219

                         CERTIFICATE OF FIDUCIARY POWERS

          I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. l, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2.         "Bankers Trust Company of California, National Association,"
Irvine, California, (Charter No. 18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.

                                                     IN TESTIMONY WHEREOF, I
                                                     have hereunto subscribed my
                                                     name and caused my seal of
                                                     office to be affixed to
                                                     these presents at the
                                                     Treasury Department in the
                                                     City of Washington and
                                                     District of Columbia, this
                                                     29th day of October, 1997.



                                                     ----------------------
                                                     Comptroller of the Currency

                                    Exhibit 3

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL

                                                          Board of Governors of
                                                          the Federal Reserve
                                                          System OMB Number:
                                                          7100-0036 Federal
                                                          Deposit Insurance
                                                          Corporation OMB
                                                          Number: 3064-0052
                                                          Office of the
                                                          Comptroller of the
                                                          Currency OMB Number:
                                                          1557-0081 Expires
                                                          March 31, 2000

--------------------------------------------------------------------------------


                                                          Please refer to page
                                                          i, Table of Contents,
                                                          for the required
                                                          disclosure of
                                                          estimated burden.

-------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF
$100 MILLION OR MORE BUT LESS THAN $300 MILLION - FFIEC 033

Report at the close of business June 30, 1997


This report is required by law: 12 U.S.C. ss.324 (State member banks); 12 U.S.C. ss.1817 (State nonmember banks); and 12
U.S.C. ss.161 (National banks).


NOTE: The Reports of Condition and Income must be signed by The Reports of Condition and Income are to be prepared in an authorized officer and the Report of Condition must be accordance with Federal regulatory authority instructions. attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.
I,
-----------------------------------------------------------------------------
Name and Title of the Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of schedules) and declare that it has been examined by us and to Condition and Income (including the supporting schedules) the best of our knowledge and belief has been prepared in have been prepared in conformance with the instructions issued conformance with the instructions issued by the appropriate by the appropriate Federal regulatory authority and are true to Federal regulatory authority and is true and correct. the best of my knowledge and belief.

-------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

-------------------------------------------------------------------------------
Date of Signature


-------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

(970630)
--------
(RCRI 9999)

This report form is to be filed by banks with domestic offices only. Banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities must file FFIEC 031.
-------------------------------------------------------------------------------

We, the undersigned directors (trustees), attest to the cor Name and Title of Officer Authorized to Sign Report rectness of this Report of Condition (including the supporting (schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


------------------------------------------------------------------------------
Director (Trustee)


------------------------------------------------------------------------------
Director (Trustee)


------------------------------------------------------------------------------
Director (Trustee)

-------------------------------------------------------------------------------


NATIONAL BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

FDIC Certificate Number ____________   Banks should affix the address label
                        (RCRI 9050)    in this space.



Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Bankers Trust Company of California.           Sheshunoff Info. Services Inc.
National As
Los Angeles, CA                                Prepared 7/30/97

                 Transmission Confirmation File for Call Report


                   Contents of Transmission Confirmation File:



Status                     :               01       (Valid Transmission)
Transmission Type          :                R       (Regular)
Confirmation No.           :          0055985
Vendor No.                 :              230
Certificate No.            :            26732
Call Date                  :         06/30/97
Transmission Date          :         07/30/97
Transmission Time          :        16:33:49        (CST)
Bank Name : Bankers Trust Company of California, National Association

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

        300 South Grand Avenue, 40th Floor Los Angeles, California 90071



VIA FED EX OVERNIGHT
--------------------

July 31, 1997



Mr. Doug Reas
Federal Deposit Insurance Corporation
Call Report Analysis Unit
Telephone #       (800) 688-3342, x 86651
Fax #             (202) 898-3512


Dear Mr. Reas,

As per our discussion on July 28, 1997, I am unable to complete line # 8 on schedule RCL - Off Balance Sheet Items on the Call Report for our firm as of the close of business June 30, 1997. Line #8, Securities Lent this quarter should be reported as $1,074,729 (000's) but the software and the hard copy of the Call Report only allow a figure as large as $999,999 (000's) in that field.

At your instruction, I have filed the Call Report with 999,999 on that line and you can update your records on the electronic file I sent you.

If you have any questions, please feel free to contact me at (201) 860-2538. Thank you.

Sincerely,


---------------------------
Nick Santorelli
Assistant Treasurer

Bankers Trust Company of California,          As Sheshunoff Info. Services Inc.
National
Los Angeles, CA                               Prepared 7/30/97           Page 1

                                 List of Errors
                              Error Summary Report


                           No math errors were found.


     *** Warning. Your data has one or more regulatory inconsistencies. ***

                       No prior period errors were found.

      Some apparent inconsistencies were found. (These may not be errors.)

              Beginning on the following page is a list of messages that explain each error and apparent inconsistency in your data.

Bankers Trust Company of California,         Sheshunoff Info. Services Inc.
National As
Los Angeles. CA                              Prepared 7/30/97           Page 2

                                 List of Errors

     Apparent Inconsistencies found in the 033 Call Report for June 30, 1997

                    *** Note -- These might not be errors ***


[AI3318200] REGULATORY INCONSISTENCY

Pledged securities, RC-B.M.1:........................................                   $ 681                $********
Securities lent, RC-L.8:.............................................               $ 999,999
exceeds                                                                                     0
Amortized cost of held-to-maturity securities,                                             $0
RC-B.7.A:............................................................
Fair value of available-for-sale securities, RC-B.7.D ...............                $ 96,419                 $ 96,419
                                                                                                            ----------
                                                                                                             $ 904,261

[AI3328500]

Amount of deposit accounts of $100,000 or less,
RC-O.M.1.a.(1):......................................................                       $                        0
Amount of deposit accounts of more than $100,000,
RC-O.M.1.b.(1):......................................................                       $                        0

[AI3343000]

Tier 2 capital, RC-R.3.b:............................................                       $                        0
is usually not zero.
Is this correct?

Legal Title of Bank:     Bankers Trust Company of California,
National AssociatiCall Date:  6/30/97  ST-BK: 06-0647              FFIEC 033
Address:          300 South Grand Avenue                              Page RI-1
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Consolidated Report of Income
for the period January 1, 1997 - June 30, 1997

All Report of Income Schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement


                                                                                                                  1280   <-
                                                                                                    ------------  ----------
                                                                        Dollar Amounts in Thousands RIAD Mil Thou
--------------------------------------------------------------------------------------------------- ------------------------
1.   Interest income:
     a.    Interest and fee income on loans(1):
           (1)  Real estate loans.................................................................. 4246                   0 1.a.(1)
           (2)  Installment loans.................................................................. 4247                   0 1.a.(2)
           (3)  Credit cards and related plans..................................................... 4248                   0 1.a.(3)
           (4)  Commercial (time and demand) and all other loans................................... 4249                   0 1.a.(4)
     b.    Income from lease financing receivables:
           (1)  Taxable leases..................................................................... 4505                   0 1.b.(1)
           (2)  Tax-exempt leases.................................................................. 4307                   0 1.be)
     c.    Interest income on balances due from depository institutions (2)........................ 4115                 291 1.c.
     d.    Interest and dividend income on securities:
           (1)  U.S. Treasury securities and U.S. Government agency obligations.................... 4027            18 1.d.)
           (2)  Securities issued by states and political subdivisions in the U.S.:
                (a)  Taxable securities............................................................ 4506             0 1.d.)(a)
                (b)  Tax-exempt securities......................................................... 4507             0 1.d.)(b)
           (3)  Other domestic debt securities..................................................... 3657         2,803 1.d.)
           (4)  Foreign debt securities............................................................ 3658             0 1.d.(4)
           (5)  Equity securities (including investments in mutual funds).......................... 3659            90 1.d.(5)
     e.    Interest income from trading assets..................................................... 4069             0 1.e.
     f.    Interest income on federal funds sold and securities purchased under agreements to resell4020             0 1.f.
     g.    Total interest income (sum of items 1.a through 1.f).................................... 4107         3,202 1.g.
                                                                                                    ---------     ---------

----------
(1)  See instructions for loan classifications used in this schedule.
(2) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:     Bankers Trust Company of California, National
Association Call Date:  6/30/97  ST-BK: 06-0647                    FFIEC 033
Address:          300 South Grand Avenue                              Page RI-2
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732


Schedule RI - Continued


                                  Year-to-date
                                                                         -------------------------
                                            Dollar Amounts in Thousands  RIAD Mil Thou
-----------------------------------------------------------------------  -------------------------
2.   Interest expense:
     a.    Interest on deposits:
           (1)  Transaction accounts (NOW accounts, ATS accounts, and
                telephone and preauthorized transfer accounts).........  4508               0  2.a.(1)
           (2)  Nontransaction accounts:
                (a)   Money market deposit accounts (MMDAs)............  4509               0  2.a.(2)(a)
                (b)   Other savings deposits...........................  4511               0  2.a.(2)(b)
                (c)   Time deposits of $100,000 or more................  A517               0  2.a.(2)(c)
                (d)   Time deposits of less than $100,000..............  A518               0  2.a.(2)(d)
     b.    Expense of federal funds purchased and securities sold under a
           to repurchase...............................................  4180ments          0  2.b.
     c.    Interest on demand notes issued to the U.S. Treasury, trading
           and other borrowed money....................................  4185ilities,       0  2.c.
     d.    Not applicable
     e.    Interest on subordinated notes and debentures...............  4200               0  2.e.
     f.    Total interest expense (sum of items 2.a through 2.e).......  4073               0  2.f.
3.   Net interest income (item 1.g minus 2.f)..........................                        RIAD 4074                3,202 3.
                                                                                               -----------------  -----------
4.   Provisions:
     a.    Provision for loan and leases losses........................                        RIAD 4230                    0 4.a.
     b.    Provision for allocated transfer risk.......................                        RIAD 4243                    0 4.b.
                                                                                               -----------------  -----------
5.   Noninterest income:
     a.    Income from fiduciary activities............................  4070          24,832  5.a
     b.    Service charges on deposit accounts.........................  4080               0  5.b.
     c.    Trading revenue (must equal Schedule RI, sum of Memorandum ite
           8.a through 8.d)............................................  A220               0  5.c.
     d.-e.  Not applicable
     f.    Other noninterest income:
           (1)  Other fee income.......................................  5407           3,059  5.f.(1)
           (2)  All other noninterest income*..........................  5408               0  5.f.(2)
     g.    Total noninterest income (sum of items 5.a through 5.f).....                        RIAD 4079               27,891 5.g.
6.   a.    Realized gains (losses) on held-to-maturity securities......                        RIAD 3521                    0 6.a.
     b.    Realized gains (losses) on available-for-sale securities....                        RIAD 3196                    0 6.b.
                                                                                               -----------------  -----------
7.   Noninterest expense:
     a.    Salaries and employee benefit...............................  4135           8,714  7.a.
     b.    Expenses of premises and fixed assets (net of rental income) (
           salaries and employee benefits and mortgage interest).......  4217uding      1,356  7.b.
     c.    Other noninterest expense*..................................  4092          12,346  7.c.
     d.    Total noninterest expense (sum of items 7.a through 7.c)....                        RAID 4093               22,416 7.d.
                                                                                               -----------------  -----------
8.   Income (loss) before income taxes and extraordinary items and other
     adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)                 RIAD 4301                8,677 8.
9.   Applicable income taxes (on item 8)...............................                        RIAD 4302                3,315 9.
10.  Income (loss) before extraordinary items and other adjustments (item 8 minus 9)           RIAD 4300                5,362 10.
11.  Extraordinary items and other adjustments, net of income taxes*...                        RIAD 4320                    0 11.
12.  Net income (loss) (sum of items 10 and 11)........................                        RIAD 4340                5,362 12.
                                                                         --------------------  -----------------  -----------

----------
* Describe on Schedule RI-E - Explanations.

Legal Title of Bank:     Bankers Trust Company of California, National
Association Call Date:  6/30/97  ST-BK: 06-0647                    FFIEC 033
Address:          300 South Grand Avenue                              Page RI-3
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732


Schedule RI - Continued

                                                                                                                  1281     <-
                                                                                                      ----------- -----------
Memoranda                                                                                                  Year-to-date
                                                                                                      -----------------------
                                                                         Dollar Amounts in Thousands  RIAD Mil Thou
----------------------------------------------------------------------------------------------------  -----------------------
1.   Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August
     deductible for federal income tax purposes.....................................................  45131986,         0  M.1.
2.   Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 88431                  0  M.2.
3.   Not applicable
4.   Number of full-time equivalent employees at end of current period (round to nearest whole number)4150                269  M.4.
5.   Interest and fee income on tax-exempt obligations (other than securities and leases) of states   4504            0
     subdivisions in the U.S. (reportable in Schedule RC-C, part I, item 8) included in Schedule RI, item 1.a above            M.5.
6.   To be completed by banks with loans to finance agricultural production and other loans to farmers
     C, part I, item 3) exceeding five percent of total loans.  Interest and fee income on agricultural
     loans included in item 1.a above..............................................................    M.6.
7.   If the reporting bank has restated its balance sheet as a result of applying push-doRIADccounting this       CC YY MM DD
     calendar year, report the date of the bank's acquisition(1)........................ 9106                   00 00  00  00  M.7.
                                                                                         -----------
8.   Trading revenue (from cash instruments and off-balance sheet derivative instruments) (sum of Memorandum items
     8.a through 8.d must equal Schedule RI, item 5.c):
                                                                                         -----------
     a.    Interest rate exposures..................................................................  8757       0  M.8.a.
                                                                                         -----------
     b.    Foreign exchange exposures...............................................................  8758       0  M.8.b.
                                                                                         -----------
     c.    Equity security and index exposures......................................................  8759       0  M.8.c.
                                                                                         -----------
     d.    Commodity and other exposures............................................................  8760       0  M8.d.
                                                                                         -----------
9.   Impact on income of off-balance sheet derivatives held for purposes other than trading:
                                                                                         -----------
     a.    Net increase (decrease) to interest income...............................................  8761       0  M.9.a.
                                                                                         -----------
     b.    Net (increase) decrease to interest expense..............................................  8762       0  M.9.b.
                                                                                         -----------
     c.    Other (noninterest) allocations..........................................................  8763       0  M.9.c.
                                                                                         -----------
10.  Not applicable
                                                                                         -----------  ----------- -----------

                                                                                         -----------  -----------------------
                                                                                                                       Yes|No
                                                                                         -----------  -----------------------
11.  Does the reporting bank have a Subchapter S election in effect for federal income tax
     purposes for year?...............................................................                    A530   |  X  M.11.
                                                                                         -----------  ----------- -----------
                                                                                                                     Mil Thou
                                                                                         -----------  -----------------------
12.  Deferred portion of total applicable income taxes included in Schedule RI, items 9 and 11           4772    N/A  M.12.
     December Report of Income).........................................................
                                                                                         -----------  ----------- -----------

----------
(1) For example, a bank acquired on June 1, 1997, would report 19970601.

Schedule RI-A - Changes in Equity Capital

Indicate decreases and losses in parentheses.


                                                                                                                1283       <-
                                                                                                     ---------- -------------
                                                                        Dollar Amounts in Thousands  RIAD Mil Thou
---------------------------------------------------------------------------------------------------  ------------------------
1.   Total equity capital originally reported in the December 31, 1996, Reports of Condition and Inco3215             138,029  1.
2.   Equity capital adjustments from amended Reports of Income, net*...............................  3216                   0  2.
3.   Amended balance end of previous calendar year (sum of items 1 and 2)..........................  3217             138,029  3.
4.   Net income (loss) (must equal Schedule RI, item 12)...........................................  4340               5,362  4.
5.   Sale, conversion, acquisition, or retirement of capital stock, net............................  4346                   0  5.
6.   Changes incident to business combinations, net................................................  4356                   0  6.
7.   LESS: Cash dividends declared on preferred stock..............................................  4470                   0  7.
8.   LESS: Cash dividends declared on common stock.................................................  4460                   0  8.
9.   Cumulative effect of changes in accounting principles from prior years* (see instructions for th4411chedule)           0  9.
10.  Corrections of material accounting errors from prior years* (see instructions for this schedule)4412                   0  10.
11.  Change in net unrealized holding gains (losses) on available-for-sale securities..............  8433                (52)  11.
12.  Other transactions with parent holding company* (not included in items 5, 7, or 8 above)......  4415                   0  12.
13.  Total equity capital end of current period (sum of items 3 through 12) (must equal Schedule RC, 3210 28)         143,339  13.
                                                                                                     ---------- -------------

----------
* Describe on Schedule RI-E - Explanations.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:          300 South Grand Avenue                                                                                  Page RI-4
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RI-B - Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I.  Charge-offs and Recoveries on Loans and Leases(1)


                                                                                                                      1281  <-
                                                                                     ---------  ---------  ---------  ---------
Part I excludes charge-offs and recoveries through the allocated tran                     (Column A)            (Column B)
reserve.                                                             sfer risk           Charge-offs            Recoveries
                                                                                     --------------------  --------------------
                                                                                               Calendar year-to-date
-------------------------------------------------------------------  --------------  ------------------------------------------
                                                        Dollar Amounts in Thousands  RIAD Mil Thou         RIAD Mil Thou
-----------------------------------------------------------------------------------  --------------------  --------------------
o  Real estate loans...............................................................  4256       0          4257               0 1.
                                                                     --------------
o  Installment loans...............................................................  4258       0          4259               0 2.
                                                                     --------------
o  Credit cards and related plans..................................................  4262       0          4263               0 3.
                                                                     --------------
 o Commercial (time and demand) and all other loans................................  4264       0          4265               0 4.
                                                                     --------------
 o Lease financing receivables.....................................................  4266       0          4267               0 5.
                                                                     --------------
 o Total (sum of items 1 through 5)................................................  4635       0          4605               0 6.
                                                                     --------------

Memoranda
                                                                     --------------
                                                        Dollar Amounts in Thousands  RIAD Mil Thou         RIAD Mil Thou
-----------------------------------------------------------------------------------  --------------------  --------------------
1.         Loans to foreign governments and official institutions included in part I,
           through 4 above.........................................................  4643ms 1   0          4627         0 M.1.
                                                                     --------------
2.         To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
                                                                     --------------
    Agricultural loans included in part I, items 1 through 4 above.................  4268       N/A        4269       N/A M.2.
                                                                     --------------
3.         Not applicable
                                                                     --------------
4.         Loans to finance commercial real estate, construction, and land developmen5443tivitie0
           (not secured by real estate) included in Schedule RI-B, part I, items 2 through 4, above        5444         0 M.4
                                                                     --------------
5.         Real estate loans (sum of Memorandum items 5.a through 5.e must equal Sche
           B, part I, item 1, above):                                                dule RI-
                                                                     --------------
    a. Construction and land development...........................................  5445       0          5446         0 M.B.a.
                                                                     --------------
    b. Secured by farmland.........................................................  5447       0          5448         0 M.5.b.
                                                                     --------------
    c. Secured by 1-4 family residential properties:
          (1) Revolving, open-end loans secured by 1-4 family residential properties 5449
              extended under lines of credit.......................................  and        0          5450         0 M.5.c(1)
                                                                     --------------
          (2) All other loans secured by 1-4 family residential properties.........  5451       0          5452         0 M.5.c(2)
                                                                     --------------
    d. Secured by multifamily (5 or more) residential properties ..................  5453       0          5454         0 M.5.d.
                                                                     --------------
    e. Secured by nonfarm nonresidential properties................................  5455       0          5456         0 M.5.e.
                                                                     --------------

----------
(1)      See instructions for loan classifications in this schedule.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:          300 South Grand Avenue                                                                                  Page RI-5
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RI-B - Continued

Part II.          Changes in Allowance for Loan and Lease Losses


                                                                        Dollar Amounts in Thousands     RIAD       Mil Thou
--------------------------------------------------------------------------------------------------- -------------  ----------------
o    Balance originally reported in the December 31, 1996, Reports of Condition and Income.........     3124            0       1.
o    Recoveries (must equal part I, item 6, column B above)........................................     4605            0       2.
o    LESS: Charge-offs (must equal part I, item 6, column A above).................................     4635            0       3.
o    Provision for loan and lease losses (must equal Schedule RI, item 4.a)........................     4230            0       4.
o    Adjustments* (see instructions for this schedule).............................................     4815            0       5.
o    Balance end of current period (sum of items 1 through 5) (must equal Schedule RC, item 4.b)...     3123            0       6.

------------------
Describe on Schedule RI-E--Explanations.

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                                1295
                                                                                                            Year-to-date
                                                                         Dollar Amounts in Thousands  RIAD  Mil Thou
-----------------------------------------------------------------------------------------------------------------------------------
1.   All other noninterest income (from Schedule RI, item 5.f.(2))
     Report amounts that exceed 10% of Schedule RI, item 5.f.(2))...................................
     a.   Net gains (losses) on other real estate owned.............................................    5415         0          1.a.
     b.   Net gains (losses) on sales of loans......................................................    5416         0          1.b.
     c.   Net gains (losses) on sales of premises and fixed assets..................................    5417         0          1.c.
     Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, Item 5.f.(2)
     d.        TEXT 4461                                                                                4461         0          1.d.
               -------------------- ----------------------------------------------------------------
     e.        TEXT 4462                                                                                4462         0          1.e.
               -------------------- ----------------------------------------------------------------
     f.        TEXT 4463                                                                                4463         0          1.f.
               -------------------- ----------------------------------------------------------------
2.   Other noninterest expense (from Schedule RI, item 7.c):
               -------------------- ----------------------------------------------------------------
     a.   Amortization expense of intangible assets.................................................    4531     1,670          2.a.
               -------------------- ----------------------------------------------------------------
     Report amounts that exceed 10% of Schedule RI, item 7.c:
               -------------------- ----------------------------------------------------------------
     b.   Net (gains) losses on other real estate owned.............................................    5418         0          2.b.
               -------------------- ----------------------------------------------------------------
     c.   Net (gains) losses on sales of loans......................................................    5419         0          2.c.
               -------------------- ----------------------------------------------------------------
     d.   Net (gains) losses on sales of premises and fixed assets..................................    5420         0          2.d.
               -------------------- ----------------------------------------------------------------
     Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:
               -------------------- ----------------------------------------------------------------
     e.        TEXT 4464            I/C NONINT SERV EXP                                                 4464     3,534          2.e.
               -------------------- ----------------------------------------------------------------
     f.        TEXT 4467            INDIRECT EXP D/F BTCO                                               4467     1,592          2.f.
               -------------------- ----------------------------------------------------------------
     g.        TEXT 4468                                                                                4468                    2.g.
               -------------------- ----------------------------------------------------------------

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647    FFIEC 033
Address:          300 South Grand Avenue                                                                               Page RI-6
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RI-E-Continued


                                                                                                          Year-to-date   <-
                                                                        Dollar Amounts in Thousands     RIAD Mil Thou
--------------------------------------------------------------------------------------------------- ------------------------
3.   Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, itemize and describe all extraordinary items and other adjustments):

     a.   (1)  TEXT 4469                                                                            4469             3.a.(1)
          (2)  Applicable income tax effect                                               RIAD 4486                  3.a.(2)
     b.   (1)  TEXT 4487                                                                            4487             3.b.(1)
          (2)  Applicable income tax effect                                               RIAD 4488                  3.b.(2)
     c.   (1)  TEXT 4489                                                                            4489             3.c.(1)
          (2)  Applicable income tax effect                                               RIAD 4491                  3.c.(2)
4.   Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2) (itemize
     and describe all adjustments):                                                                                         /
     a.   TEXT 4492                                                                                 4492             4.a.
     b.   TEXT 4493                                                                                 4493             4.b.
5.   Cumulative effect of changes in accounting principles from prior years (from Schedule RI-A, itemize and describe all changes in accounting principles):
     a.   TEXT A546      Effect of change to GAAP from previous non-GAAP instructions               A546           0 5.a.
     b.   TEXT 4495                                                                                 4495             5.b.
6.   Corrections of material accounting errors from prior years (from schedule RI-A, item 10)
     (itemize and describe all corrections):
     a.   TEXT 4496                                                                                 4496             6.a.
     b.   TEXT 4497                                                                                 4497             6.b.
7.   Other transactions with parent holding company (from Schedule RI-A, item 12) (itemize and describe all such transactions):
     a.   TEXT 4498                                                                                 4498             7.a.
     b.   TEXT 4499                                                                                 4499             7.b.
8.   Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)
     (itemize and describe all adjustments):
     a.   TEXT 4521                                                                                 4521             8.a.
     b.   TEXT 4522                                                                                 4522             8.b.
                                                                                                    ----------------
9.   Other explanations (the space below is provided for the bank to briefly describe, at its
     option, any other significant                                                                  1298           1299<-
     items affecting the Report of Income):
                                                                                                    ----------------
     No comment |X| (RIAD 4769) Other explanations (please type or print
     clearly):
     (TEXT 4769)

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647      FFIEC 033
Address:                 300 South Grand Avenue                                                                          Page RC-1
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1997

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet


                                                                                                                           C200<-
                                        Dollar Amounts in Thousands                                               RIAD Mil Thou
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
1.   Cash and balances due from depository institutions
     (from Schedule RC-A):
     a.   Noninterest-bearing balances and currency and coin (1).................................... 0081          1,179 1.a.
     b.   Interest-bearing balances (2)............................................................. 0071         21,920 1.b.
2.   Securities:                                                                                                            /
     a.   Held-to-maturity securities (from Schedule RC-B, column A)................................ 1754              0 4.a.
     b.   Available-for-sale securities (from Schedule RC-B, column D).............................. 1773         96,419 2.b.
3.   Federal funds sold and securities purchased under agreements to resell......................... 1350              0 3.
4.   Loans and lease financing receivables:                                                                                 /
     a.   Loans and leases, net of unearned income (from Schedule RC-(C)      RCON 2122            0                    /4.a.
     b.   LESS:  Allowance for loan and lease losses...............           RCON 3123            0                    /4.b.
     c.   LESS:  Allocated transfer risk reserve...................           RCON 3128            0                    /4.c.
     d.   Loans and leases, net of unearned income, allowance, and reserve (item 4.a minus 4.b and 4.2125              0 4.d.
5.   Trading assets................................................................................. 3545              0 5.
6.   Premises and fixed assets (including capitalized leases)....................................... 2145          4,266 6.
7.   Other real estate owned (from Schedule RC-M)................................................... 2150              0 7.
8.   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)        2130              0 8.
9.   Customers' liability to this bank on acceptances outstanding................................... 2155              0 9.
10.  Intangible assets (from Schedule RC-M)......................................................... 2143         22,847 10.
11.  Other assets (from Schedule RC-F).............................................................. 2160          7,462 11.
12.  Total assets (sum of items 1 through 11)....................................................... 2170        154,093 12.
                                                                                                     -------------------

----------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:                 300 South Grand Avenue                                                                           Page RC-2
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC--Continued



                                                                        Dollar Amounts in Thousands RCON  Mil     Thou
---------------------------------------------------------------------------------------------------
LIABILITIES
13.   Deposits:
      a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E)................ 2200             0 13.A
                                                                                                    ----             - ----
          (1)    Noninterest-bearing (1).................................|  RCON 6631   |         0                   /13.a.(1)
          (2)    Interest-bearing........................................|  RCON 6636   |         0                   /13.a.(2)
      b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs............................
          (1)    Noninterest-bearing...............................................................
          (2)    Interest-bearing..................................................................
14.   Federal funds purchased and securities sold under agreements to repurchase                    2800             0 14.
15.   a.  Demand notes issued to the U.S. Treasury..............................                    2840             0 15.a.
      b.  Trading liabilities...................................................                    3548             0 15.b.
16.   Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):......................................................
      a.  With a remaining maturity of one year or less.........................                    2332             0 16.a.
      b.  With a remaining maturity of more than one year through three years...                    A547             0 16.b.
      c.  With a remaining maturity of more than three years....................                    A548             0 16.c.
17.   Not applicable............................................................
18.   Bank's liability on acceptances executed and outstanding..................                    2920             0 18.
19.   Subordinated notes and debentures (2).....................................                    3200             0 19.
20.   Other liabilities (from Schedule RC-G)....................................                    2930        10,754 20.
21.   Total liabilities (sum of items 13 through 20)............................                    2948        10,754 21.
22.   Not applicable............................................................
EQUITY CAPITAL
23.   Perpetual preferred stock and related surplus.............................                    3838             0 23.
24.   Common stock..............................................................                    3230        50,000 24.
25.   Surplus (exclude all surplus related to preferred stock)..................                    3839        50,000 25.
26.   a.  Undivided profits and capital reserves................................                    3632        43,263 26.a.
      b.  Net unrealized holding gains (losses) on available-for-sale securities
                                                                                                    8434            76 26.b.
27.   Cumulative foreign currency translation adjustments.......................
28.   Total equity capital (sum of items 23 through 27).........................                    3210       143,339 28.
29.   Total liabilities and equity capital (sum of items 21 and 28).............                    3300      154,093  29.

Memorandum
To be reported only with the March Report of Condition.
1.    Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 1996..............................  Number
                                                           RCON 6724   N/A M.1.



1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company(but not on the bank separately)
3 = Director's examination of the bank conducted in accordance with generally accepted auditing standards by a certified by accounting firm (may be required by state chartering authorit)
4  =  Director's examination of the bank performed by other eternal auditors
      (may be required by state chartering authority
5  =  Review of the bank's financial statements by external auditors
6  =  Compilation of the bank's financial statements by external auditors
7  =  Other audit procedures (excluding tax preparation work)
8  =  No external work

      -----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)   Includes limited-life preferred stock and related surplus.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647      FFIEC 033
Address:                 300 South Grand Avenue                                                                          Page RC-3
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                        C205  <-
                                                         Dollar Amounts in Thousands RCON       Mil     Thou
----------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and coin:.....                                      /
     a. Cash items in process of collection and unposted debits..................... 0020                      0  1.a.
     b. Currency and coin........................................................... 0080                      0  1.b.
2.   Balances due from depository institutions in the U.S.:                                                               /
     a. U.S. branches and agencies of foreign banks................................. 0083                      0  2.a.
     b. Other commercial banks in the U.S. and other depository institutions in the U0085                  1,177  2.b.
3.   Balances due from banks in foreign countries and foreign central banks:                                              /
     a. Foreign branches of other U.S. banks........................................ 0073                      0  3.a.
     b. Other banks in foreign countries and  foreign central banks................. 0074                 21,920  3.b.
4.   Balances due from Federal Reserve Banks........................................ 0090                      2  4.
5.   Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 10010                 23,099  5.


Memorandum

                                                         Dollar Amounts in Thousands RCON       Mil     Thou
------------------------------------------------------------------------------------ ---------  ------  --------
1. Noninterest -bearing balances due from commercial banks in the U.S. (included in i                                    /
   2.b above)....................................................................... 0050                    218  M.1.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:                 300 South Grand Avenue                                                                           Page RC-4
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-B--Securities

Include assets held for trading

                                                                                                                                C210
                                                Held-to-maturity                                     Available-for-sale
                              ----------------------------------------------------  ------------------------------------------------
                                     (Column A)                 (Column B)                 (Column C)                 (Column D)
                                   Amortized Cost               Fair Value               Amortized Cost             Fair Value (1)
                              -------------------------  -------------------------  -------------------------  ---------------------
Dollar Amounts in Thousands     RCON      Mil    Thou      RCON     Mil     Thou      RCON     Mil     Thou      RCON     Mil  Thou
                              --------- ------- -------  --------- ------  -------  --------- ------  -------  --------  ----  ----
U.S. Treasury securities.....      0211               0       0213               0       1286             680      1287      681 1.
                              --------- ------- -------  --------- ------  -------  --------- ------  -------  --------  - --------
U.S. Government agency
obligations
 (exclude mortgage-backed
securities):.................
                                        ------- -------            ------  -------            ------  -------            - --------
a. Issued by U.S. Government
   agencies (2)..............      1289               0       1290               0       1291               0      1293    0 2.a.
b. Issued by U.S. Government-
   sponsored agencies (3)....      1294               0       1295               0       1297               0      1298    0 2.b.
Securities issued by states an
political subdivisions in the
a. General obligations.......      1676               0       1677               0       1678               0      1679    0 3.a.
b. Revenue obligations.......      1681               0       1686               0       1690               0      1691    0 3.b.
c. Industrial development and
   similar obligations             1694               0       1695               0       1696               0      1697    0 3.c.
Mortgage-backed securities (MB
a. Pass-through securities:
   (1) Guaranteed by GNMA....      1698               0       1699               0       1701               0      1702    0 4.a.(1)
   (2) Issued by FNMA and
       FHLMC.................      1703               0       1705               0       1706               0      1707    0 4.a.(2)
   (3) Other pass-through
       securities............      1709               0       1710               0       1711               0      1713    0 4.a.(3)
b. Other mortgage-backed
   securities (include CMO's
   REMICs, and stripped MBS):
   (1) Issued or guaranteed by
       FNMA, FHLMC, or
       GNMA..................      1714               0       1715               0       1716               0      1717    0 4.b.(1)
   (2) Collateralized by MBS
       issued or guaranteed by
       FNMA, FHLMC, or
       GNMA..................      1718               0       1719               0       1731               0      1732    0 4.b.(2)
   (3) All other mortgage-
       backed securities.....      1733               0       1734               0       1735               0      1736    0 4.b.(3)
Other debt securities:
a. Other domestic debt securities  1737               0       1738               0       1739          92,621      1741  92,738 5.a.
b. Foreign debt securities...      1742               0       1743               0       1744               0      1746      0 5.b.
Equity securities:
a. Investments in mutual funds                                                           A510
   and other equity securities
   readily determinable fair
   values....................                                                                               0      A511     0 6.a.
b. All other equity securities                                                           1752           3,000      1753  3,000 6.b.
Total (sum of items 1 through 6)
(total of column A must equal
Schedule RC, item 2.a) (total of
column D must equal Schedule
RC, item 2.b)................      1754               0       1771               0       1772          96,301      1773    96,419 7.

------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:                 300 South Grand Avenue                                                                           Page RC-5
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-B Continued


                                                                                                                 C212    <-
Memoranda                                                                                                Year-to-date
                                                                       Dollar Amounts in Thousands RCON   Mil           Thou
-------------------------------------------------------------------------------------------------- -------------------------
1.   Pledged securities(1)........................................................................ 0416             681 M.1

2.   Maturity and repricing data for debt securities (1), (2) (excluding those in nonaccrual status
     a.    Securities issued by the U.S. Treasury, U.S. Government agencies, and states and politic the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other by closed-end first Lien 1-4 family residential mortgages with a remaining maturity or r of: (3)(4)
           (1)  Three months or less.............................................................. A549               0 M.2.a.(1)
           (2)  Over three months through 12 months............................................... A550             681 M.2.a.(2)
           (3)  Over one year through three years................................................. A551               0 M.2.a.(3)
           (4)  Over three years through five years............................................... A552           4,956 M.2.a.(4)
           (5)  Over five years through 15 years.................................................. A553          77,500 M.2.a.(5)
           (6)  Over 15 years..................................................................... A554          10,282 M.2.a.(6)

     b.    Mortgage pass-through securities backed by closed-end first lien 1-4 family residential remaining maturity or repricing frequency of: (3) (5)
           (1)  Three months or less.............................................................. A555               0 M.2.b.(1)
           (2)  Over three months through 12 months............................................... A556               0 M.2.b.(2)
           (3)  Over one year through three years................................................. A557               0 M.2.b.(3)
           (4)  Over three years through five years............................................... A558               0 M.2.b.(4)
           (5)  Over five years through 15 years.................................................. A559               0 M.2.b.(5)
           (6)  Over 15 years..................................................................... A560               0 M.2.b.(6)

     c.    Other mortgage-backed securities (include CMOs, REMICs, and striped MBS; exclude mortgag through securities) with an expected average life of: (6)
           (1)  Three years or less............................................................... A561               0 M.2.c.(1)
           (2)  Over three years.................................................................. A562               0 M.2.c.(2)
     d.    Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one year or le
           (included in Memorandum items 2.a. through 2.c. above).................................     A248        6810 M.2.d.

3.-6.Not applicable.
7.   Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or tra
     the calendar year-to-date (report the amortized cost at date of sale or transfer)............     1778           0 M.7.
8.   High-risk mortgage securities (included in the held-to-maturity and available-for-sale account
     B; item 4.b):
     a.    Amortized cost......................................................................... 8780               0 M.8.a.
     b.    Fair value............................................................................. 8781               0 M.8.b.
9.   Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule and 5):
     a.    Amortized cost......................................................................... 8782               0 M.9.a.
     B.    Fair value............................................................................. 8783               0 M.9.b.

----------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a. columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647      FFIEC 033
Address:                 300 South Grand Avenue                                                                          Page RC-6
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-C Loan and Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule.  Repo             s
leases, net of unearned income.  Exclude assets held for trading and commercial paper.             rt total loan  and
                                                                                                                      C215
                                                                       Dollar Amounts in Thousands RCON     Mil       Thou
--------------------------------------------------------------------------------------------------------------------------

1.   Loans secured by real estate:................................................................
     a.    Construction and land development...................................................... 1415             0 1.a.
     b.    Secured by farmland (including farm residential and other improvements)................ 1420             0 1.b.
     c.    Secured by 1-4 family residential properties:
           (1)  Revolving, open-ended loans secured by 1-4 family residential properties and extend
                of credit......................................................................... 1797             0 1.c.(1)

           (2)  All other loans secured by 1-4 family residential properties......................
                (a)   Secured by first liens...................................................... 5367             0 1.c.(2)(a)
                (b)   Secured by junior liens..................................................... 5368             0 1.c.(2)(b)
     d.    Secured by multifamily (5 or more) residential properties.............................. 1460             0 1.d.
     e.    Secured by nonfarm residential properties.............................................. 1480             0 1.e.

2.   Loans to depository institutions:............................................................

     a.    To commercial banks in the U.S..:......................................................
           (1)  To U.S. branches and agencies of foreign banks.................................... 1506             0 2.a.(1)
           (2)  To other commercial banks in the U.S.............................................. 1507             0 2.a.(2)
     b.    To other depository institutions in the U.S............................................ 1517             0 2.b.

     c.    To banks in foreign countries:
           (1)  to foreign branches of other U.S. banks........................................... 1513             0 2.c.(1)
           (2)  to other banks in foreign countries............................................... 1516             0 2.c.(2)
3.   Loans to finance agricultural production and other loans to farmers.......................... 1590             0 3.

4.   Commercial and industrial loans:.............................................................
     a     To U.S. addresses (domicile)........................................................... 1763             0 4.a..
     b.    To non-U.S. addresses (domicile)....................................................... 1764             0 4.b.
5.   Acceptances of other banks................................................................... 1755             0 5.
6.   Loans to individuals for household, family, and other personal expenditures (i.e., consumer lo purchased paper):
     a.    Credit cards and related plans (includes check credit and other revolving credit plans) 2008             0 6.a.
     b.    Other (includes singe payment, installment, and all student loans)..................... 2011             0 6.b.
7.   Loans to foreign governments and official institutions (including foreign central banks);.... 2081             0 7.
8.   Obligations (other than securities and leases) of states and political subdivisions in the U.S
     industrial development obligations).......................................................... 2107             0 8.

9.   Other Loans:
     a.    Loans for purchasing or carrying securities (secured and unsecured)                     1545             0 9.a.
     b.    All other loans (exclude consumer loans)............................................... 1564             0 9.b.
10.  Lease financing receivables (net of unearned income)......................................... 2165             0 10.
11.  LESS: Any unearned income on loans reflected in items 1-9 above.............................. 2123             0 11.
12.  Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11)      2122             0 12.
     RC, item 4.a)................................................................................

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647      FFIEC 033
Address:                 300 South Grand Avenue                                                                          Page RC-7
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-C-Continued

Part I.  Continued

Memoranda

                                                         Dollar Amounts in Thousands RCON       Mil     Thou
----------------------------------------------------------------------------------------------------------------
1. Not applicable
2. Loans(1) and leases restructured and in compliance with modified terms (included in
   Schedule RC-C, part I, above and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1):
   a. Real estate loans............................................................. 1617                      0  M.2.a.
   b.   All other loans and all lease financing receivables (exclude loans to
        individuals for household, family, and other personal expenditures)......... 8691                      0  M.2.b.
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties with a remaining maturity or repricing frequency of: (2)(3)
      (1) Three months or less...................................................... A564                      0  M.3.a.(1)
      (2) Over three months through 12 months....................................... A565                      0  M.3.a.(2)
      (3) Over one year through three years......................................... A566                      0  M.3.a.(3)
      (4) Over three years through five years....................................... A567                      0  M.3.a.(4)
      (5) Over five years through 15 years.......................................... A568                      0  M.3.a.(5)
      (6) Over 15 years............................................................. A569                      0  M.3.a.(6)
   b.   All loans and leases other than closed-end loans secured by first liens on 1-4 family residential properties with a remaining maturity or repricing frequency of: (2)(4)
      (1) Three months or less...................................................... A570                      0  M.3.b.(1)
      (2) Over three months through 12 months....................................... A571                      0  M.3.b.(2)
      (3) Over one year through three years......................................... A572                      0  M.3.b.(3)
      (4) Over three years through five years....................................... A573                      0  M.3.b.(4)
      (5) Over five years through 15 years.......................................... A574                      0  M.3.b.(5)
      (6) Over 15 years............................................................. A575                      0  M.3.b.(6)
   c. Fixed rate AND floating rate loans and leases with a REMAINING MATURITY
      of one year or less (included in Memorandum items 3.a and 3.b above).......... A247                      0  M.3.c.
   d.   Fixed rate AND floating rate loans secured by nonfarm nonresidential properties(5) with a REMAINING MATURITY of over five years (included
        in Memorandum 3.b above).................................................... A577                      0  M.3.d.
   e. Fixed rate AND floating rate commercial and industrial loans (6) with a
      REMAINING MATURITY of over three years (included in Memorandum 3.b above)..... A578                      0  M.3.e.
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9.b., page RC-6(7)....................................................2746(7)                   0  M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above).........5369                      0  M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),
   page RC-6)........................................................................5370                      0  M.6.

--------------
(1)  See instructions for loan classifications used in Memorandum item 2.
(2) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(3) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 4.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a).
(4) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 5, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 4.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a).
(5)  As defined for Schedule RC-C, part I, item 1.e.
(6)  As defined for Schedule RC-C, part I, item 4.
(7)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.

Legal Title of Bank:     Bankers Trust Company of California, National Association Call Date:  6/30/97  ST-BK: 06-0647   FFIEC 033
Address:                 300 South Grand Avenue                                                                          Page RC-7A
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-C-Continued

Part II.  Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" or $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses


1.   Indicate in the appropriate box at               C218          <-
     the right whether all or                     ------------------
     substantially all of the dollar              RCON   YES    NO
     volume your bank's "Loans secured            ------------------
     by nonfarm nonresidential                    6999           X    1.
     properties" reported in Schedule
     RC-C, part I, item 1.e., and all or
     substantially all of the dollar
     volume of your bank's "Commercial
     and Industrial loans to U.S.
     addresses" reported in Schedule
     RC-C, part I, item 4.a., have
     original amounts of $100,000 or
     less (if your bank has no loans
     outstanding in both of these two
     loan categories, place an "X" in
     the box marked "NO".) ....................


If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.


2. Report the total number of loans currently outstanding for each of the following Schedule RC-C part I, loan categories:

     a.  "Loans secured by nonfarm                Number of Loans
         nonresidential properties"
         reported in Schedule RC-C, part          RCON
         I, item 1.e. (Note: Item 1.e
         divided by the number of loans
         should NOT exceed $100,000.)             5562   N.A. 2.a.

     b.  "Commercial and industrial
         loans to U.S. addressees"
         reported in Schedule RC-C, part
         I, item 4.a. (Note: Item 4.a
         divided by the number of loans
         should NOT exceed $100,000.)             5563   N.A. 2.b.



                                                                                 ---------  --------- ---------- ----------
                                                                                      (Column A)           (Column B)
                                                                                                        Amount Currently
                                                                                   Number of Loans         Outstanding
                                                                                 -------------------- ---------------------

----------------------------------------------------------------  -------------- ------------------------------------------

                                                     Dollar Amounts in Thousands RCON                 RCON    Mil      Thou
-------------------------------------------------------------------------------- ---------            ---------------------

3.   Number and amount currently outstanding of "Loans secured by nonfarm nonresi properties" reported in Schedule RC-C, part I, item 1.e (sum of items 3.a th must be less than or equal to Schedule RC-C, part I, item 1.e):
     a.  With original amounts of $100,000 or less.............................. 5564       0         5565                0 3.a.
     b.  With original amounts of $100,000 through$250,000...................... 5566       0         5567                0 3.b.
     c.  With original amounts of $250,000 through $1,000,000 .................. 5568       0         5569                0 3.c.

4.   Number and amount currently outstanding of "Commercial and Industrial loans addressees" reported in Schedule RC-C, part I, item 4.a (sum of items 4.a th must be less than or equal to Schedule RC-C, part I, item 4.a):
     a.  With original amounts of $100,000 or less.............................. 5570       0         5571                  4.a.
     b.  With original amounts of $100,000 through $250,000..................... 5572       0         5573                0 4.b.
     c.  With original amounts of $250,000 through $1,000,000 .................. 5574       0         5575                0 4.c.


Legal Title of Bank:     Bankers Trust Company of California, National
                         Association
Call Date:                    6/30/97  ST-BK: 06-0647      FFIEC 033
Address:                 300 South Grand Avenue   Page RC-7B
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-C-Continued

Part II.  Continued

Agricultural Loans to Small Farms


5.   Indicate in the appropriate box at
     the right whether all or
     substantially all of the dollar
     volume of your bank's "Loans
     secured by farmland (including farm
     residential and other
     improvements)" reported in Schedule
     RC-C, part I, item 1.b., and all or
     substantially all of the dollar
     volume of your bank's "Loans to
     finance agricultural production and
     other loans to farmers" reported in
     Schedule RC-C, part I, item 3, have
     original amounts of $100,000 or
     less (if your bank has no loans
     outstanding in both of these two
     loan categories, place an "X" in                     YES    NO
     the box marked "NO".)..........................  6860       X    5.



If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b. and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.


6.   Report the total number of loans currently outstanding for each of the
     following Schedule RC-C,                                                             NumberCof,Loans
     part I, loan categories:                                                             RCON
     a.  "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b.
         (Note: Item 1.b divided by the number of loans should NOT
         exceed $100,000.)......................................................          5576      N.A.      6.a.
     b.  "Loans to finance agricultural production and other loans to farmers"
         reported in Schedule RC-C, part I, item 3.  (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)
                                                                                          5577      N.A.      6.b.




                                                                                 ---------  --------- ---------- ----------
                                                                                 (Column A)           (Column B)
                                                                                                      Amount Currently
                                                                                 Number of Loans      Outstanding
                                                                                 -------------------- ---------------------

----------------------------------------------------------------  -------------- ------------------------------------------

                                                     Dollar Amounts in Thousands RCON                 RCON    Mil      Thou
-------------------------------------------------------------------------------- ---------            ---------------------
7.   Number and amount currently outstanding of "Loans secured by farmland
     (including farm residential and other improvements)" reported in Schedule
     RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b):
     a.  With original amounts of $100,000 or less.............................. 5578       0         5579                0 7.a.
     b.  With original amounts of $100,000 through$250,000...................... 5580       0         5581                0 7.b.
     c.  With original amounts of $250,000 through $500,000 .................... 5582       0         5583                0 7.c.
8.   Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3 (sum of items 8.a  through 8.c must be less than or equal to Schedule RC-C, part I, item 3):
     a.  With original amounts of $100,000 or less.............................. 5584       0         5585                  8.a.
     b.  With original amounts of $100,000 through $250,000..................... 5586       0         5587                0 8.b.
     c.  With original amounts of $250,000 through $500,000 .................... 5574       0         5589                0 8.c

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647      FFIEC 033
Address:                 300 South Grand Avenue                                                                          Page RC-10
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-E--Deposit Liabilities

                                                                                                                          C225 <-
                                                                        ---------  ------ ----------- ------  ----------- --------
                                                                                                                 Nontransaction
                                                                                Transaction Accounts                Accounts
                                                                        ------------------------------------  --------------------
                                                                           (Column A)
                                                                              Total                                (Column B)
                                                                           transaction        (Column B)              Total
                                                                            accounts         Memo: Total         nontransaction
                                                                           (including      demand deposits          accounts
                                                                          total demand       (included in         (including)
                                                                            deposits)         column A)              MMDAs)
                                                                        ----------------- ------------------  --------------------

------------------------------------------------------------------- --  ----------------- ----------------------------------------
                                           Dollar Amounts in Thousands  RCON  Mil    Thou RCON Mil Thou       RCON    Mil     Thou
----------------------------------------------------------------------  ----------------- ------------------  --------------------

Deposits of:
                                                                                   ------             ------          --------
1.  Individuals, partnerships, and corporations.......................  2201       0      2240        0       2346           0 1.
2.  U.S. Government...................................................  2202       0      2280        0       2520           0 2.
3.  States and political subdivisions in the U.S......................  2203       0      2290        0       2530           0 3.
4.  Commercial banks in the U.S.......................................  2206       0      2310        0       2550           0 4.
5.  Other depository institutions in the U.S..........................  2207       0      2312        0       2349           0 5.
6.  Banks in foreign countries........................................  2213       0      2320        0       2236             6.
7.  Foreign governments and official institutions (including foreign cen
    banks)............................................................  2216       0      2300        0       2377           0 7,
8.  Certified and official checks.....................................  2330       0      2330        0                        8.
9.  Total (sum of items 1 through 8) (sum of columns A and C must equal
    Schedule RC, item 13.a)...........................................  2215       0      2210        0       2385           0 9.


Memoranda
                                                         Dollar Amounts in Thousands RCON       Mil     Thou
------------------------------------------------------------------------------------ ---------  ------  --------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total individual Retirement Accounts (IRAs) and Keogh Plan accounts........... 6835                      0  M.1.a.
   b.   Total brokered deposits..................................................... 2365                      0  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above).......
      (1) issued in denominations of less than $100,000............................. 2343                      0  M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker in
          shares of $100,000 or less ............................................... 2344                      0  M.1.c.(2)
   d.   Maturity data for brokered deposits:
        (1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less
           (included in Memorandum item 1.c.(1) above) ............................. A243                      0  M.1.d.(1)
        (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in
            Memorandum item 1.b above) ............................................. A244                      0  M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are
      secured or collateralized as required under state law ........................ 5590                      0  M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)..................................... 6810                      0  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)................................... 0352                      0  M.2.a.(2)
   b.   Total time deposits of less than $100,000................................... 6648                      0  M.2.b.
   c. Total time deposits of $100,000 or more....................................... 2604                      0  M.2.c.
3. All NOW accounts (included in column A above).................................... 2398                      0  M.3.
4. Not applicable...................................................................

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:                 300 South Grand Avenue                                                                           Page RC-11
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732


Schedule RC-E--Continued
                                                         Dollar Amounts in Thousands RCON       Mil     Thou
------------------------------------------------------------------------------------ ---------  ------  --------
5. Maturity and repricing data for time deposits of less than $100,000:
   a. Total time deposits of less than $100,000 with a remaining maturity or repricin
      (1)(2)
      (1) Three months or less...................................................... A579                      0  M.5.a.(1)
      (2) Over three months through 12 months....................................... A580                      0  M.5.a(2)
      (3) Over one year through three years......................................... A581                      0  M.5.a.(3)
      (4) Over three years.......................................................... A582                      0  M.5.a.(4)
   b.   Fixed rate AND floating rate time deposits of less than $100,000 with a REMAI
        MATURITY of one year or less (included in Memorandum items 5.a.(1) through 5.
      above.........................................................................
                                                                                                                   M.5.b.
                                                                                     A241
6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing freque
      (1) Three months or less...................................................... A584                      0  M.6.a.(1)
      (2) Over three months through 12 months....................................... A585                      0  M.6.a(2)
      (3) Over one year through three years......................................... A586                      0  M.6.a.(3)
      (4) Over three years.......................................................... A587                      0  M.6.a.(4)
   b.   Fixed rate AND floating rate time deposits of less than $100,000 with a REMAI
        MATURITY of one year or less (included in Memorandum items 6.a.(1) through 6.
      above.........................................................................
                                                                                                                  M.6.b.
                                                                                     A242

--------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.


Legal Title of Bank:     Bankers Trust Company of California, National Association
Call Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:                 300 South Grand Avenue                                                                           Page RC-12
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

 Schedule RC-F--Other Assets


                                                                                                        C230
                                                         Dollar Amounts in Thousands RCON       Mil     Thou
------------------------------------------------------------------------------------ ---------  ------  --------
Income earned, not collected on loans............................................... 2164                      0  1.
Net deferred tax assets (1)......................................................... 2148                      0  2.
Interest-only strips receivable (not in the form of a security)(2) on:
a.   Mortgage Loans................................................................. A519                      0  3.a.
b.   Other financial assets......................................................... A520                      0  3.b.
Other (itemize and describe amounts that exceed 25% of this item)................... 2168                  7,462  4.
a.   TEXT 3549            ACCOUNTS RECEIVABLE RCON 3549                     6,103                                 4.a.

b.   TEXT 3550                                RCON 3550                                                           4.b.

c.   TEXT 3551                                RCON 3551                                                           4.c.

Total (sum of items 1 through 4) (must equal Schedule RC, item 11).................. 2160                  7,462  5.
                                                                                     ---------

Memorandum

                                                         Dollar Amounts in Thousands RCON       Mil     Thou
Deferred tax assets disallowed for regulatory capital purposes...................... 5610                      0  M.1.



Schedule RC-G--Other Liabilities


                                                                                                        C235  <-
                                                                                                        --------
                                                         Dollar Amounts in Thousands RCON       Mil     Thou
------------------------------------------------------------------------------------ ---------  ------  --------
a.   Interest accrued and unpaid on deposits (3).................................... 3645                      0  1.a.
b.   Other expenses accrued and unpaid (includes income taxes payable).............. 3646                  1,405  1.b.
Net deferred tax liabilities (1).................................................... 3049                     41  2.
Minority interest in consolidated subsidiaries...................................... 3000                      0  3.
Other (itemize and describe amounts that exceed 25% of this item)................... 2938                  9,308  4.
a.   TEXT 3552   I/C DT BTCO IRVINE               RCON 3552           5,035                                       4.a.

b.   TEXT 3553   I  C DUE TO BTCO EMS             RCON 3553           3,427                                       4.b.

c.   TEXT 3554                                    RCON 3554                                                       4.c.

Total (sum of items 1 through 4) (must equal Schedule RC, item 20).................. 2930                 10,754  5.

---------------------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3)  For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:                 300 South Grand Avenue                                                                           Page RC-13
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732


Schedule RC-K- - Quarterly Averages (1)


                                                                                                                  C255   <-
                                                                        Dollar Amounts in Thousands RCON      Mil     Thou
--------------------------------------------------------------------------------------------------- ------------------------
ASSETS
1.   Interest-bearing balances due from depository institutions.................................... 3381              13,737 1.
     U.S. Treasury securities and U.S. Government agency obligations (3)........................... 3382                 677 2.
     Securities issued by states and political subdivisions in the U.S. (3)........................ 3383                   0 3.
     a.  Other debt securities (3)................................................................. 3647              92,745 4.a.
     b.  Equity securities (4) (includes investments in mutual funds and Federal Reserve stock).... 3648               3,000 4.b.
     Federal funds sold and securities purchased under agreements to resell........................ 3365                   0 5.
     Total loans (2):
     a.  Real estate loans......................................................................... 3286                   0 6.a.
     b.  Installment loans......................................................................... 3287                   0 6.b.
     c.  Credit cards and related plans............................................................ 3288                   0 6.c.
     d.  Commercial (time and demand) and all other loans.......................................... 3289                   0 6.d.
 .   Trading assets................................................................................ 3401                   0 7.
 .   Lease financing receivables (net of unearned income).......................................... 3484                   0 8.
 .   Total assets (5).............................................................................. 3368             152,698 9.
LIABILITIES
 .   Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and
     preauthorized transfer accounts) (exclude demand deposits).................................... 3485                   0 10.
 .   Nontransaction accounts:
     a.  Money market deposit accounts (MMDAs)..................................................... 3486                   0 11.a.
     b.  Other savings deposits.................................................................... 3487                   0 11.b.
     c.  Time deposits of $100,000 or more......................................................... A514                   0 11.c.
     d.  Time deposits of less than $100,000....................................................... A529                   0 11.d.
2.   Federal funds purchased and securities sold under agreements to repurchase.................... 3353                   0 12.
3.   Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) 3355                   0 13.

Memorandum
                                                                        Dollar Amounts in Thousands RCON      Mil     Thou
--------------------------------------------------------------------------------------------------- ------------------------
1.   To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
     Agricultural loans (2) included in items 6.1 through 6.d above................................ 3379                 N/A M.1.
                                                                                                    ------------  ----------

----------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2)  See instructions for loan classifications used in this schedule.
(3) Quarterly averages for all debt securities should be based on amortized cost.
(4) Quarterly averages for all equity securities should be based on historical cost.
(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:     Bankers Trust Company of California, National Associati
Call Date:               6/30/97  ST-BK: 06-0647       FFIEC 033
Address:                 300 South Grand Avenue      Page RC-12
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732



Schedule RC-L- -Off -Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                      C260

                                                                       Dollar Amounts in Thousands  RCON   Bil  Mil  Thou
--------------------------------------------------------------------------------------------------  ------------------------
1.       Unused commitments:
         a.   Revolving, open-end lines secured by 1-4 family residential properties,
              E.g., home equity lines............................................................   3814             0  1.a.
         b.   Credit card lines...................................................................  3815             0  1.b.
         c.   Commercial real estate, construction, and land development:
              (1)  Commitments to fund loans secured by real estate...............................  3816             0  1.c.(1)
              (2)  Commitments to fund loans not secured by real estate...........................  6550             0  1.c.(2)
         d.   Securities underwriting.............................................................  3817             0  1.d.
         e.   Other unused commitments............................................................  3818             0  1.e.

                                                                                                            RCON   Mil    Thou
2.       Financial standby letters of credit..............................................................  3819     0  2.
         a.   Amount of financial standby letters of credit conveyed to others..  RCON 3820              0              2.a.
3.       Performance standby letters of credit............................................................  3821     0  3.
         a.   Amount of performance standby letters of credit conveyed to others  RCON 3822              0              3.a.
4.       Commercial and similar letters of credit.........................................................  3411     0  4.
5.       Participations in acceptances (as described in the instructions) conveyed to others
         by the reporting bank............................................................................  3428     0  5.
6.       Participations in acceptances (as described in the instructions) acquired by the reporting
         (nonaccepting) bank..............................................................................  3429     0  6.
7.       Securities borrowed..............................................................................  3432     0  7.
8.       Securities lent (including customers' securities lent where the customer is indemnified against
         loss by the reporting bank)......................................................................  3433     1,074,729  8.
9.        Financial assets transferred with recourse that have been treated as sold for
          Call Report purposes:
          a.  First lien 1-to-4 family residential mortgage loans:
              (1) Outstanding principal balance of mortgages transferred as of the report date............  A521     0  9.a.(1)
              (2) Amount of recourse exposure on these mortgages as of the report date....................  A522     0  9.a.(2)
          b.  Other financial assets (excluding small business obligations reported in item 9.c):
              (1) Outstanding principal balance of assets transferred as of the report date...............  A523     0  9.b.(1)
              (2) Amount of recourse exposure on these assets as of the report date.......................  A524     0  9.be)
          c.  Small business obligations transferred with recourse under Section 208 of the
              Riegle Community Development and Regulatory Improvement Act of 1994:
              (1) Outstanding principal balance of small business obligations transferred as of
                  The report date.........................................................................  A249     0  9.c.(1)
              (2) Amount of retained recourse on these obligations as of the report date..................  A250     0  9.c.(2)
10.       Notional amount of credit derivatives:
          a.  Credit derivatives on which the reporting bank is the guarantor.............................  A534     0  10.a.
          b.  Credit derivatives on which the reporting bank is the beneficiary...........................  A535     0  10.b.
11.       Spot foreign exchange contracts.................................................................  8765     0  11.
12.       All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and
          describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")..  3430     0  12.
          a.    TEXT 3555                                                         RCON 3555                             12.a.
          b.    TEXT 3556                                                         RCON 3556                             12.b.
          c.    TEXT 3557                                                         RCON 3557                             12.c.
          d.    TEXT 3555                                                         RCON 3820                             12.d.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:                 300 South Grand Avenue                                                                           Page RC-13
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-L- -Continued


                                                                               Dollar Amounts in Thousands  RCON  Mil  Thou
----------------------------------------------------------------------------------------------------------  --------------------
13.       All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe
          each component of this item over 25% of Schedule RC, item 28, "Total equity capital")...........  5591         13.

          a.    TEXT 5592                                                         RCON 5592                              13.a.
                -------------- -------------------------------------------------
          b.    TEXT 5593                                                         RCON 5593                              13.b.
                -------------- -------------------------------------------------
          c.    TEXT 5594                                                         RCON 5594                              13.c.
                -------------- -------------------------------------------------
          d.    TEXT 5595                                                         RCON 5595                              13.d.
                -------------- -------------------------------------------------  -------------  ---------  ---------


                                                                                                                      C261
                                                     (Column B)         (Column B)         (Column C)          (Column D)
                                                      Interest           Foreign             Equity             Commodity
                     Dollar Amounts in Thousands        Rate             Exchange          Derivative           and Other
         Off-balance Sheet Derivatives               Contracts          Contracts          Contracts            Contracts
              Position Indicators                  RCON Mil Thou      RCON Mil Thou      RCON Mil Thou       RCON Mill Thou
------------------------------------------------ ------------------ ------------------ ------------------ ---------------------
14.  Gross amounts (e.g., notional amounts) (for
     each column, sum of items 14.a through 14.e
     must equal sum of items 15, 16.a, and 16.b):
     a.  Futures contracts...................... 8693        0       8694        0       8695        0        8696       0 14.a.
     b.  Forward contracts...................... 8697        0       8698        0       8699        0        8700       0 14.b.
     c.  Exchange-traded option contracts:
         (1)  Written options................... 8701        0       8702        0       8703        0        8704       0 14.c.(1)
         (2)  Purchased options................. 8705        0       8706        0       8707        0        8708       0 14.c.(2)
     d.  Over-the-counter option contracts:
         (1)  Written options................... 8709        0       8710        0       8711        0        8712       0 14.d.)(1)
         (2)  Purchased options................. 8713        0       8714        0       8715        0        8716       0 14.d.)(2)
     e.  Swaps.................................. 3450        0       3826        0       8719        0        8720       0 14.e.
15.  Total gross notional amount of derivative
     contracts held for trading................. A126        0       A127        0       8723        0        8724       0 15.
16.  Total gross notional amount of derivative
     contracts held for purposes other than
     trading:
     a.  Contracts marked to market............. 8725        0       8726        0       8727        0        8728       0 16.a.
     b.  Contracts not marked to market......... 8729        0       8730        0       8731        0        8732       0 16.b.
     c.  Interest rate swaps where the bank
         Has agreed to pay a fixed rate......... A589        0                                                             16.c.
17.  Gross fair values of derivative contracts:
     a.  Contracts held for trading:
         (1)  Gross positive fair value......... 8733        0       8734        0       8735        0        8736       0 17.a.(1)
         (2)  Gross negative fair value......... 8737        0       8738        0       8739        0        8740       0 17.a.(2)
     b.  Contracts held for purposes other than
         Trading that are marked to market:
         (1)  Gross positive fair value......... 8741        0       8742        0       8743        0        8744       0 17.b.(1)
         (2)  Gross negative fair value......... 8745        0       8746        0       8747        0        8748       0 17.b.(2)
     c.  Contracts held for purposes other than
         trading that are not marked to market:
         (1)  Gross positive fair value......... 8749        0       8750        0       8751        0        8752       0 17.c.(1)
         (2)  Gross negative fair value......... 8753        0       8754        0       8755        0        8756       0 17.c.(2)

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:                 300 South Grand Avenue                                                                           Page RC-14
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-L- -Continued
Memoranda

                                                                             Dollar Amounts in Thousands RCON   Mil    Thou
-------------------------------------------------------------------------------------------------------- ----------------------
1.-2.    Not applicable
3.   Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, through 1.e, above (report only the unused
     portions of commitments that are fee paid or otherwise legally binding .. 3833           0                               M.3.

a.   Participations in commitments with an original maturity exceeding one year conveyed to
     others...................................................  RCON 3834    0                                                M.3.a.

Schedule RC-M- -Memoranda
                                                                             Dollar Amounts in Thousands RCON  Mil   Thou
-------------------------------------------------------------------------------------------------------- ----------------------
1.   Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders and their related interests as of the report date:.........................
                                                                                                          6164
     a.  Aggregate amount of all extensions of credit to all executive officers, directors, principal sha
         related interests..............................................................................              0  1.a.
                                                                               6164           0
    b.   Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
         (including extensions of extensions of credit to related interests)
         equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulation...............................................
                                                            RCON 6165 0                                                  1.b.
2.   Federal funds sold and securities purchased under agreements to resell with U.S. branches and
     agencies of foreign banks(1) (included in Schedule RC, item 3)..................................... 3405         0  2.
3.   Not applicable
4.   Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
     a.  Mortgages serviced under a GNMA contract....................................................... 5500         0  4.a.
     b.  Mortgages serviced under a FHLMC contract:
         (1)  Serviced with recourse to servicer........................................................ 5501         0  4.b.(1)
         (2)  Serviced without recourse to servicer..................................................... 5502         0  4.b,(2)
     c.  Mortgages serviced under a FNMA contract:
         (1)  Serviced under a regular option contract.................................................. 5503         0  4.c.(1)
         (2)  Serviced under a special option contract.................................................. 5504         0  4.c.(2)
     d.  Mortgages serviced under other servicing contracts............................................. 5505         0  4.d.
5.   Not applicable
6.   Intangible assets:
     a.  Mortgage servicing assets...................................................................... 3164         0  6.a.
         (1)  Estimated fair value of mortgage servicing assets............... RCON A590               0                 6.a.(1)
      b.  Other identifiable intangible assets:
         (1)  Purchased credit card relationships....................................................... 5506         0  6.b.(1)
         (2)  All other identifiable intangible assets.................................................. 5507    19,277  6.b.(2)
      c.  Goodwill...................................................................................... 3163     3,570  6.c.
     d.  Total (sum of items 6.a, 6.b.(1), 6.(2), and 6.c) (must equal Schedule RC, item 10)............ 2143    22,847  6.d.
     e.  Amount of intangible assets (included in item 6.(2) above) that have been grandfathered or are o qualifying for regulatory capital purposes.....................................................
                                                                               6442           0          6.e.
7.   Mandatory convertible debt, net of common or perpetual preferred stock dedicated to redeem the debt 3295         0  7.

---------------

    (1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:                 300 South Grand Avenue                                                                           Page RC-15
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-M- -Continued


                                                                          Dollar Amounts in Thousands RCON   Mil  Thou
----------------------------------------------------------------------------------------------------------------------
8.  a. Other real estate owned:
       (1)Direct and indirect investments in real estate ventures.................................... 5372           0  8.a.(1)
       (2)All other real estate owned:
          (a) Construction and land development...................................................... 5508           0  8.a.(2)(a)
          (b) Farmland............................................................................... 5509           0  8.a.(2)(b)
          (c) 1-4 Family residential properties...................................................... 5510           0  8.a.(2)(c)
          (d) Multifamily (5 or more) residential properties......................................... 5511           0  8.a.(2)(d)
          (e) Nonfarm nonresidential properties...................................................... 5512           0  8.a.(2)(e)
       (3)Total (sum of items 8.a.(1) and 8.a.(2)) must equal Schedule RC, item 7)................... 2150           0  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies
       (1)Direct and indirect investments in real estate ventures.................................... 5374           0  8.b.(1)
       (2)All other investments in unconsolidated subsidiaries and associated companies.............. 5375           0  8.be)
       (3)Total (sum of items 8.b.(1) and 8.(2)) (must equal schedule RC, item 8).................... 2130           0  8.b.(3)
9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC, item 23,
    "Perpetual preferred stock and related surplus".................................................. 3778           0  9.
10. Mutual fund and annuity sales during the quarter (include proprietary, private label, and third party products):
    a. Money market funds............................................................................ 6441           0  10.a.
    b. Equity securities funds....................................................................... 8427           0  10.b.
    c. Debt securities funds......................................................................... 8428           0  10.c.
    d. Other mutual funds............................................................................ 8429           0  10.d.
    e. Annuities..................................................................................... 8430           0  10.e.
    f. Sales of proprietary mutual funds and annuities (included in Items 10.a through 10.e above)... 8784           0  10.f.
11.    Net unamortized realized deferred gains (losses) on off-balance sheet derivative contracts
       included in assets and liabilities reported in Schedule RC.................................... A521           0  11.
12.    Amount of assets netted against nondeposit liabilities on the balance sheet (Schedule RC)
       in accordance with accepted accounting principles(1).......................................... A526           0  12.

13.    Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this
       balance is more than $10 million and exceeds ten percent of total assets) .................... A591           0  13.


Memorandum                                                                Dollar Amounts in Thousands RCON   Mil    Thou
------------------------------------------------------------------------------------------------------------------------
1.  Reciprocal holdings of banking organizations' capital instruments                                                     /
    (to be completed for the December report only)................................................... 3836            N/A  M.1.

---------------

(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:                 300 South Grand Avenue                                                                           Page RC-16
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-N- -Past Due and Nonaccrual Loans (1), Leases, and Other Assets


The FFIEC regards the information reported in all of Memorandum item 1, in C270 items 1 through 7, column A, and in Memorandum items 2 through 4, column A, is confidential.

                                                                       (Column A)      (Column B)        (Column C)
                                                                        Past due       Past due 90       Nonaccrual
                                                                      30 through 89  days or more
                                                                     days and still    and still
                                                                        accruing        accruing
                                     Dollar Amounts in Thousands      RCON Mil Thou    RCON Mil Thou    RCON Mil Thou
--------------------------------------------------------------------------------------------------------------------------
Real estate loans...............................................  1210           0      1211      0      1212       0  1.
Installment loans...............................................  1214           0      1215      0      1216       0  2.
Credit cards and related plans..................................  1218           0      1219      0      1220       0  3.
Commercial (time and demand) and all other loans................  1222           0      1223      0      1224       0  4.
Lease financing receivables.....................................  1226           0      1227      0      1228       0  5.
Debt securities and other assets (exclude other real estate owned
repossessed assets).............................................  3505           0      3506      0      3507       0  6.

================================================================  ===================  ===================  ===============

Amounts reported in items 1 through 5 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 7 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 5.

Loan and leases reported in items 1 through 5 above which are wholRCONr  Mil    Thou   RCON   Mil    Thou   RCON   Mil    Thou
partially guaranteed by the U.S. Government.....................
                                                                  5612           0     5613           0     5614           0  7.
    a. Guaranteed portion of loans and leases included in
       item 7 above ............................................  5615           0     5616           0     5617           0  7.a.


Memoranda                                                                                                                C273
                                                                                                                    --------------
                                     Dollar Amounts in Thousands  RCON   Mil    Thou   RCON   Mil    Thou   RCON   Mil    Thou
----------------------------------------------------------------  -------------------  -------------------  ----------------------
1.  Restructured loans and leases included in Schedule RC-N, items 1 through 5, above (and not reported in Schedule
    RC-C, part I, Memorandum item 2)............................  1658          0       1659            0   1661            0  M.1.
2.  To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C,
    part I, item 3) exceeding five percent of total loans:
    Agricultural loans included in Schedule RC-N, items 1
    through 4, above............................................  1230        N/A       1231          N/A   1232          N/A  M.2.
3.  Loans to finance commercial real estate, construction,
    and Land development activities (not secured by real
    estate) included in Schedule RC-N, items 2 through 4,
    above.......................................................  5421          0       5422            0   5423            0  M.3.
4.  Real estate loans (sum of Memorandum items 4.a. through
    4.e must equal Schedule RC-N, item 1, above):
    a. Construction and land development........................  5424          0       5425            0   5246            0  M.4.
                                                                                                                               a.
    b. Secured by farmland......................................  5427          0       5428            0   5429            0  M.4.
                                                                                                                               b.
    c. Secured by 1-4 family residential properties:
       (1)Revolving, open-end loans secured by 1-4 family residential                                                          M.4.
          properties and extended under lines of credit           5430          0       5431            0   5432            0  c.(1)
       (2)All other loans secured by 1-4 family residential proper5433          0       5434            0   5435            0  M.4.
                                                                                                                               c.(2)
    d. Secured by multifamily (5 or more) residential properties  5436          0       5437            0   5438            0  M.4.
                                                                                                                               d.
    e. Secured by nonfarm nonresidential properties.............  5439          0       5440            0   5441            0  M.4.
                                                                                                                             e.

---------------
(1) See instructions for loan classifications used in this schedule

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647   FFIEC 033
Address:                 300 South Grand Avenue                                                                       Page RC-179
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments


                                                                                                                  C275   <-
                                                                                                    ------------  ----------
                                                                        Dollar Amounts in Thousands RCON      Mil       Thou
--------------------------------------------------------------------------------------------------- ------------------------
1.   Unposted debits (see instructions):
     c.  Actual amount of all unposted debits...................................................... 0030                   0 1.a
         OR
     d.  Separate amount of unposted debits:
         (1)  Actual amount of unposted debits to demand deposits.................................. 0031                 N/A 1.b.(1)
         (2)  Actual amount of unposted debits to time and savings deposits (1).................... 0032                 N/A 1.b.(2)
2.   Unposted credits (see instructions):
     a.  Actual amount of all unposted debits...................................................... 3510                   0 2.a.
         OR
     b.  Separate amount of unposted debits:
         (1)  Actual amount of unposted credits to demand deposits................................. 3512                 N/A 2.b.(1)
         (2)  Actual amount of unposted credits to time and savings deposits (1)................... 3514                 N/A 2.b.(2)
3.   Uninvested trust funds (cash) held in bank's own trust department (not included in total
     deposits)                                                                                      3520                   0 3.
4.   Deposits of consolidated subsidiaries (not included in total deposits):
     a.  Demand deposits of consolidated subsidiaries                                               2211                   0 4.a.
     b.  Time and savings deposits (1) of consolidated subsidiaries                                 2351                   0 4.b.
     c.  Interest accrued and unpaid on deposits of consolidated subsidiaries...................... 5514                   0 4.c.
5.   Not applicable
6.   Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
     a.  Amount reflected in demand deposits ( included in Schedule RC-E, item 4 or 5, column B)... 2314                   0 6.a.
     b.  Amount reflected in time and savings deposits (1) (included in Schedule RC-E, item 4 or 5, column A or C,
         but not column B)......................................................................... 2315                   0 6.b.
7.   Unamortized premiums and discounts on time and savings deposits: (1), (2)
     a.  Unamortized premiums...................................................................... 5516                   0 7.a.
     b.  Unamortized discounts..................................................................... 5517                   0 7.b.
8.   To be completed by banks with "Oakar deposits."
     a.  Deposits purchased or acquired from other FDIC-insured institutions during the quarter:
         (1)  Total deposits purchased or acquired from other FDIC-insured institutions during the
              quarter:                                                                              A531er:              N/A 8.a.(1)
         (2)  Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF
              members report deposits attributable to BIF)......................................... A532                 N/A 8.a.(2)
     b.  Total deposits sold or transferred to other FDIC-insured institutions during the quarter.. A533                 N/A 8.b.
9.   Deposits in lifeline accounts................................................................. 5596                     9.
10.  Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits). 8432                   0 10.

-------------
(1) For FDIC insurance and FICO assessment purposes. "time and savings deposits" consists of non-transaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647       FFIEC 033
Address:                 300 South Grand Avenue                                                                           Page RC-18
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

Schedule RC-O-- Continued



                                                                        Dollar Amounts in Thousands RCON            Mil       Thou
-----------------------------------------------------------------------------------------------------------------------------------
1.   Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
     a.  Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto and U.S. territories and possessions that were reported on a gross basis in Schedule RC-E had been reported on a net
         basis.....................................................................................                 8785    0   11.a
     b.  Amount by which demand deposits would be increased if the reporting bank's reciprocal deman with the foreign banks and foreign offices of other U.S. banks (other than insured branches and U.S. territories and possessions) that were reported on a net basis in Schedule RC-E ha a gross
         basis.....................................................................................                 A181    0   11.b
     c.  Amount by which demand deposits would be reduced if cash items in process of collection wer the calculation of the reporting bank's net reciprocal demand balances with the domestic of and savings associations and insured branches in Puerto Rico and U.S.
         territories and posse
         RC-E......................................................................................                 A182    0   11.c
2.   Amount of assets netted against deposit liabilities on the balance sheet
     (Schedule RC) in accordance with generally accepted accounting principles
     (exclude amounts related to reciprocal demand balances):
     a   Amount of assets netted against demand deposits
         ............................................................................................               A527    0   12.a
     b.  Amount of assets netted against time and savings deposits
         ............................................................................................               A528    0   12.b

Memoranda (to be completed each quarter except as noted)



                                                                        Dollar Amounts in Thousands RCON    Mil  Thou
--------------------------------------------------------------------------------------------------- ------------------------
1.   Total deposits of the bank sum (of Memorandum items 1.a.(1) and 1.b.(1) must equal
     Schedule RC, item 13.a):
     a.  Deposit accounts of $100,000 or less:
         (1)  Amount of deposit accounts $100,000 or less.......................................... 2702          0 M.1.a.(1)
         (2)  Number of deposit accounts $100,000 or less (to be                             Number                 M.1.a.(2)
              completed for the June report only)...........................RCON 3779             0
     b.  Deposit accounts of more than $100,000:
         (1)  Amount of deposit accounts of more than $100,000 .................................... 2710          0 M.1.b.(1)
                                                                                             Number                 M.1.b.(2)
         (2)  Number of deposit accounts of more than $100,000..............RCON 2772             0
2.   Estimated amount of uninsured deposits of the bank:

     a.  An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
         above by $100,000 and subtracting the the result from the amount of deposit accounts of             YES   NO
         more than $100,000 reported in Memorandumbtracting above. item 1.b.(1) above .............. 6861          X    M2.a.

         Indicate in the appropriate box at the right whether your bank has a method or procedure for deterining a better estimate of uninsured deposits than the estimate
         described above................... ........................................................  RCON   Mil   Thou

     b.  If the box marked YES has been checked, report the estimate of uninsured deposits determined by using your bank's method or
         procedure................................................................ .................  5597         N/A  M.3.

3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?
    If so, report the legal title parent and FDIC Certificateb Number of the parent bank or
    parent savings association:                                                                               FDIC Cert No.
                                                                                                       RCON A545   N/A  M.3
     TEXT A545   N/A

-------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income
should be directed:                                                        C277

RICHARD J. LENAHAN, VP              (201) 860-2219
----------------------------        --------------------------------------------
Name and Title (TEXT 8901)          Area code/phone number/extension (TEXT 8902)

Legal Title of Bank:     Bankers Trust Company of California, National
                         Association
Call Date:  6/30/97  ST-BK: 06-0647     FFIEC 033
Address:                 300 South Grand Avenue                    Page RC-21
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

     Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, Item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.



1.   Test for determining the extent to which Schedule RC-R must be completed. To be completed only by banks with total assets of less than $1 billion. Indicate in the appropriate box at the right whether the bank has total capital greater than or equal to eight percent of adjusted total assets
C280
YES           NO
RCON 6056   X                1.
------------- ------ ---------
         For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of
     U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

         A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

     NOTE: All banks are required to complete items 2 and 3 below. See optional worksheet for items 3.a through 3.f.

                                                                   Dollar Amounts in Thousands  RCON         Mil          Thou

2.   Portion of qualifying limited-life capital instruments (original weighted average maturity years) that is includible in Tier 2 capital:
     a.  Subordinated debt (1) and intermediate term preferred stock..........................  A515                         0 2.a.
     b.  Other limited-life capital instruments...............................................  A516                         0 2.b.
3.   Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
     a.  Tier 1 capital.......................................................................  8274                   120,416 3.a.
     b.  Tier 2 capital.......................................................................  8275                         0 3.b.
     c.  Total risk-based capital.............................................................  3792                   120,416 3.c.
     d.  Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross
         risk-weighted assets)                                                                  A222d          0               3.d.
     e.  Net risk-weighted assets (gross risk-weighted assets less excess allowance
         reported in item 3.d above and all other deductions).................................  A223                   131,534 3.e.
     f.  "Average total assets" (quarterly average reported in Schedule RC-K, item 9, less
         all assets deducted from Tier 1 capital)(2)..........................................  A224                   129,848 3.f.

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that     (Column A)                    (Column B)
answered NO to item 1 above and by banks with total assets of $1 billion or   Assets                  Credit Equivalent
more.                                                                        Recorded                     Amount of
                                                                              on the                  Off-Balance Sheet
                                                                           Balance Sheet                  Items (3)
                                                                     -------------------------  ------------------------------
4.   Assets and credit equivalent amounts of off-balance sheet items RCONgned toMil       Thou  RCON          Mil         Thou
     the Zero percent risk category:

                                                                            ------ ---------
     a.  Assets recorded on the balance sheet......................  5163                  N/A                                 4.a.
     b.  Credit equivalent amount of off-balance sheet items.......                             3796                       N/A 4.b.

-------------------------
(1)  Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2)  Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:   Bankers Trust Company of California, National Association
Call Date:             6/30/97  ST-BK: 06-0647                   FFIEC 033
Address:               300 South Grand Avenue                     Page RC-22
City, State, Zip:      Los Angeles, CA 90071
FDIC Certificate No.:  26732

Schedule RC-R--Continued


                                                                           (Column A)                   (Column B)
                                                                             Assets                  Credit Equivalent
                                                                            Recorded                     Amount of
                                                                             on the                  Off-Balance Sheet
                                     Dollar Amounts in Thousands         Balance Sheet                   Items (1)
                                                                  ----------------------------  ---------------------------
                                                                  RCON         Mil        Thou  RCON        Mil        Thou
5.   Assets and credit equivalent amounts of off-balance sheet
     items assigned to the 20 percent risk category:
     a.  Assets recorded on the balance sheet...................  5165                     N/A                              5.a.
     b.  Credit equivalent amount of off-balance sheet items....                                3801          /         N/A 5.b.
6.   Assets and credit equivalent amounts of off-balance sheet
     items assigned to the 50 percent risk category:
     a.  Assets recorded on the balance sheet...................  3802                     N/A                              6.a.
     b.  Credit equivalent amount of off-balance sheet items....                                3803          /         N/A 6.b.
7.   Assets and credit equivalent amounts of off-balance sheet
     items assigned to the 100 percent risk category:
     a.  Assets recorded on the balance sheet...................  3804                     N/A                              7.a.
     b.  Credit equivalent amount of off-balance sheet items....                                3805          /         N/A 7.b.
8.   On-balance sheet asset values excluded from and deducted in
     calculation of the risk-based capital ratio (2)............  3806                     N/A
9.   Total assets recorded on the balance sheet (sum of items 4.a,                                                          9.
     7.a, and 8, column A) (must equal Schedule RC, item 12 plus
     items 4.b and 4.c).........................................  3807                     N/A


Memoranda                                                              Dollar Amounts in Thousands  RCON     Mil     Thou
1.   Current credit exposure across all of off-balance sheet derivative contracts covered by the  risk -based capital     M.1.
     standards....................................................................................  8764              N/A
                                                                                                    ---------------------


                                                                               With a remaining maturity of
                                                                    (Column A)            (Column B)          (Column C)
                                                                     One year                Over                Over
                                                                     or less               one year           five years
                                                                                           through
                                                                                          five years
2.   Notional principal amounts of off-balance sheet derivative
     contracts: (3)                                           RCON      Mil     Thou  RCON    Mil   Thou  RCON    Mil   Thou
     a.  Interest rate contracts............................. 3809               N/A  8766           N/A  8767           N/A  M.2.a.
     b.  Foreign exchange contracts.......................... 3812               N/A  8769           N/A  8770           N/A  M.2.b.
     c.  Gold contracts...................................... 8771               N/A  8772           N/A  8773           N/A  M.2.c.
     d.  Other precious metal contracts...................... 8774               N/A  8775           N/A  8776           N/A  M.2.d.
     e.  Other commodity contracts........................... 8777               N/A  8778           N/A  8779           N/A  M.2.e.
     f.  Equity derivative contracts......................... A000               N/A  A001           N/A  A002           N/A  M.2.f.
                                                              ----------------------  ------------------  ------------------

-----------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647    FFIEC 033
Address:                 300 South Grand Avenue                                                                        Page RC-23
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732


               Optional Narrative Statement Concerning the Amounts
                 Reported in the Reports of Condition and Income
                      at close of business on June 30, 1997


BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION
Legal Title of Bank

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as Confidential and will not be released to the public.
BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

LOS ANGELES ,  CALIFORNIA
-------------  ----------
City           State

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements the 750-character Limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
No comment X (RCON 6979)                                      C271     C272

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)




--------------------------------------                  -----------------
Signature of Executive Officer of Bank                  Date of Signature

Legal Title of Bank:     Bankers Trust Company of California, National AssociatiCall Date:  6/30/97  ST-BK: 06-0647     FFIEC 033
Address:                 300 South Grand Avenue                                                                         Page RC-24
City, State, Zip:        Los Angeles, CA 90071
FDIC Certificate No.:    26732

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS


NAME AND ADDRESS OF BANK       OMB No. For OCC: 1557-0081
                               OMB No. For FDIC 3064-0052
                               OMB No. For Federal Reserve: 7100-0036
                               Expiration Date: 3/31/2000
                               SPECIAL REPORT
                               (Dollar Amounts in Thousands)
                               CLOSE OF BUSINESS      FDIC Certificate Number
                               DATE                                     C-700
                                      6/30/97                  26732
------------------------------------------------------------------  -----------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against sub-item (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.


a.   Number of loans made to executive officers since the previous Call Report Date.......  RCON               3561        0 a.
b.   Total dollar amount of above loans (in thousands of dollars).........................  RCON               3561        0 b.
                                                                                            ----------------------- --------
c.   Range of interest charged on above loans  (example: 9 3/4% = 9.75 RCON 7701      0.00    % to      RCON 7702      0.00    % c.
                                                                       -----------  ------  --------  ------------- -------  -----




--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT
                                                        DATE (Month, Day, Year)


--------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRES MAY BE DIRECTED (TEXT 8903)
                                            AREA CODE/PHONE NUMBER/EXTENSION
                                            (TEXT 8904)
Richard J. Lenahan                          (201) 860-2219


--------------------------------------------------------------------------------
FDIC 8040/53 (6-95)